                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of report:      16-May-03

                        CIT Equipment Collateral 2002-VT1

A Delaware              Commission File                   I.R.S. Employer
Corporation             No. 0001172747                    No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

Item 5. Other
                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report


                                                    Determination Date: 05/16/03
                                                     Collection Period: 04/30/03
                                                          Payment Date: 05/20/03

I. AVAILABLE FUNDS

   A.  Available Pledged Revenues

        a.       Scheduled Payments Received                                                 $ 35,838,515.40
        b.       Liquidation Proceeds Allocated to Owner Trust                                    746,121.00
        c.       Required Payoff Amounts of Prepaid Contracts                                   1,454,906.13
        d.       Required Payoff Amounts of Purchased Contracts                                         0.00
        e.       Proceeds of Clean-up Call                                                              0.00
        f.       Investment Earnings on Collection Account and Note Distribution Account                0.00

                                         Total Available Pledged Revenues =                  $ 38,039,542.53

   B.  Determination of Available Funds

        a.       Total Available Pledged Revenues                                            $ 38,039,542.53
        b.       Servicer Advances                                                              4,440,316.09
        c.       Recoveries of  prior Servicer Advances                                        (3,492,420.44)
        d.       Withdrawal from Cash Collateral Account                                          831,693.15
                                                                                            ----------------
                                         Total Available Funds =                             $ 39,819,131.33



II. DISTRIBUTION AMOUNTS

    A.  COLLECTION ACCOUNT DISTRIBUTIONS

            1.    Servicing Fee                                                                                 401,103.43

            2.    Class A-1 Note Interest Distribution                                               0.00
                  Class A-1 Note Principal Distribution                                              0.00
                                                 Aggregate Class A-1 distribution                                     0.00

            3.    Class A-2 Note Interest Distribution                                         410,078.11
                  Class A-2 Note Principal Distribution                                     34,637,664.99
                                                 Aggregate Class A-2 distribution                            35,047,743.10

            4.    Class A-3 Note Interest Distribution                                       1,071,308.33
                  Class A-3 Note Principal Distribution                                              0.00
                                                 Aggregate Class A-3 distribution                             1,071,308.33

            5.    Class A-4 Note Interest Distribution                                         414,657.08
                  Class A-4 Note Principal Distribution                                              0.00
                                                 Aggregate Class A-4 distribution                               414,657.08

            6.    Deposit to the Class A Principal Account                                           0.00

            7.    Class B Note Interest Distribution                                            58,387.29
                  Class B Note Principal Distribution                                        1,026,992.76
                                                   Aggregate Class B distribution                             1,085,380.05

            8.    Class C Note Interest Distribution                                            35,617.98
                  Class C Note Principal Distribution                                          560,177.87
                                                   Aggregate Class C distribution                               595,795.85

            9.    Class D Note Interest Distribution                                            82,787.75
                  Class D Note Principal Distribution                                        1,120,355.74
                                                   Aggregate Class D distribution                             1,203,143.49

           10.    Deposit to the Cash Collateral Account                                                              0.00

           11.    Amounts in accordance with the CCA Loan Agreement                                                   0.00

           12.    Remainder to the holder of the equity certificate                                                   0.00

                                                   Collection Account Distributions =                        39,819,131.33
                                                                                                            ===============
    B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

            1. Payment due on the Senior Loan                                                                 2,482,115.21

            2. Payment due on the Holdback                                                                            0.00

            3. Payment to the Depositor                                                                               0.00
                                                                                                            ---------------
                                                   Cash Collateral Account Distributions =                    2,482,115.21
                                                                                                            ===============
    C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT   Collection Account Distributions =                                 0.00
                                                                                                            ---------------


III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

                ---------------------------------------------------------------------------------------------------------
                        Distribution               Class A-1            Class A-2              Class A-3      Class A-4
                           Amounts                    Notes                Notes                  Notes          Notes
                ---------------------------------------------------------------------------------------------------------
             1.         Interest Due                   0.00           410,078.11           1,071,308.33       414,657.08
             2.         Interest Paid                  0.00           410,078.11           1,071,308.33       414,657.08
             3.      Interest Shortfall                0.00                 0.00                   0.00             0.00
                       ((1) minus (2))
             4.        Principal Paid                  0.00        34,637,664.99                   0.00             0.00

             5.   Total Distribution Amount            0.00        34,637,664.99             414,657.08             0.00
                       ((2) plus (4))

                ---------------------------------------------------------------------------------------------------------
                        Distribution              Class B               Class C                Class D      Total Offered
                           Amounts                  Notes                Notes                  Notes          Notes
                ---------------------------------------------------------------------------------------------------------
             1.         Interest Due              58,387.29            35,617.98              82,787.75     2,072,836.54
             2.         Interest Paid             58,387.29            35,617.98              82,787.75     2,072,836.54
             3.      Interest Shortfall                0.00                 0.00                   0.00             0.00
                       ((1) minus (2))
             4.        Principal Paid          1,026,992.76           560,177.87           1,120,355.74    37,345,191.36

             5.   Total Distribution Amount    1,085,380.05           595,795.85           1,203,143.49    37,936,641.46
                       ((2) plus (4))


 IV. Information Regarding the Securities


     A      Summary of Balance Information
                ------------------------------------------------------------------------------------------------------------
                                              Applicable  Principal Balance  Class Factor   Principal Balance  Class Factor
                            Class               Coupon         May-03           May-03            Apr-03          Apr-03
                                                 Rate        Payment Date    Payment Date      Payment Date     Payment Date
                ------------------------------------------------------------------------------------------------------------
             a.        Class A-1 Notes          1.9600%               0.00      0.00000                 0.00     0.00000
             b.        Class A-2 Notes          2.9000%     135,049,829.33      0.48754       169,687,494.31     0.61259
             c.        Class A-3 Notes          4.0300%     319,000,000.00      1.00000       319,000,000.00     1.00000
             d.        Class A-4 Notes          4.6700%     106,550,000.00      1.00000       106,550,000.00     1.00000
             e.         Class B Notes           3.9700%      16,621,558.28      0.56632        17,648,551.04     0.60131
             f.         Class C Notes           4.4400%       9,066,304.52      0.56664         9,626,482.39     0.60166
             g.         Class D Notes           5.1600%      18,132,609.03      0.56493        19,252,964.78     0.59984

             h.        Total Offered Notes                  604,420,301.16                    641,765,492.52

             i.        One - Month Libor Rate                      1.32000%


     B       Other Information

                -------------------------------------------------------------------------
                                                Scheduled                Scheduled
                                            Principal Balance       Principal Balance
                            Class                May-03                   Apr-03
                                              Payment Date            Payment Date
                -------------------------------------------------------------------------
                       Class A-1 Notes           0.00                      0.00


                -----------------------------------------------------------------------------------------------------------
                                                   Target                    Class               Target           Class
                                     Class     Principal Amount               Floor          Principal Amount     Floor
                       Class      Percentage        May-03                   May-03               Apr-03         Apr-03
                                                 Payment Date              Payment Date        Payment Date   Payment Date
                -----------------------------------------------------------------------------------------------------------
                      Class A       92.75%          560,599,829.33                         595,237,494.31
                      Class B        2.75%           16,621,558.28             0.00         17,648,551.04           0.00
                      Class C        1.50%            9,066,304.52             0.00          9,626,482.39           0.00
                      Class D        3.00%           18,132,609.03             0.00         19,252,964.78           0.00



 V. PRINCIPAL

    A.  MONTHLY PRINCIPAL AMOUNT

            1.    Principal Balance of Notes and Equity Certificates                                 641,765,492.52
                  (End of Prior Collection Period)
            2.    Contract Pool Principal Balance (End of Collection Period)                         604,420,301.16
                                                                                                   -----------------
                               Total monthly principal amount                                         37,345,191.36

    B. PRINCIPAL BREAKDOWN                                                    No. of Accounts
                                                                              ---------------
            1.    Scheduled Principal                                              68,230             34,194,576.96
            2.    Prepaid Contracts                                                  491               1,536,368.11
            3.    Defaulted Contracts                                                238               1,614,246.29
            4.    Contracts purchased by CIT Financial USA, Inc.                      0                        0.00
                                                                               -------------------------------------
                  Total Principal Breakdown                                        68,959             37,345,191.36


VI. CONTRACT POOL DATA

    A.  CONTRACT POOL CHARACTERISTICS
                                                             ---------------------------------------------------------
                                                                     Original           May-03           Apr-03
                                                                       Pool          Payment Date     Payment Date
                                                             ---------------------------------------------------------
            1.    a.  Contract Pool Balance                      1,068,496,994.00    604,420,301.16    641,765,492.52
                  b.  No of Contracts                                      73,864            68,959            69,688
                  c.  Pool Factor

            2.    Weighted Average Remaining Term                           38.00              29.0              29.4

            3.    Weighted Average Original Term                             44.1


    B.  DELINQUENCY INFORMATION
                                                     -------------------------------------------------------------------
                                                         % of          % of Aggregate
                                                                       Required Payoff     No. of     Aggregate Required
                                                       Contracts           Amount         Accounts      Payoff Amounts
                                                     -------------------------------------------------------------------
            1.    Current                                95.01%             96.15%          65,521    589,773,946.86
                  31-60 days                              2.70%              2.26%           1,861     13,849,838.25
                  61-90 days                              1.03%              0.79%             711      4,830,701.64
                  91-120 days                             0.57%              0.44%             395      2,683,816.09
                  120+ days                               0.68%              0.37%             471      2,253,049.83

                                   Total Delinquency     100.0%             100.0%          68,959    613,391,352.67

            2. Delinquent Scheduled Payments:

                  Beginning of Collection Period                                      8,023,155.86
                  End of Collection Period                                            8,971,051.51
                                                                                    ---------------
                                   Change in Delinquent Scheduled Payments              947,895.65

    C.  DEFAULTED CONTRACT INFORMATION

            1. Required Payoff Amount on Defaulted Contracts                          1,614,246.29
            2. Liquidation Proceeds received                                            746,121.00
                                                                                    --------------
            3. Current Liquidation Loss Amount                                          868,125.29

            4. Cumulative Liquidation Losses to date                                  9,298,363.70

                                       % of Initial Contracts                                3.432%
                           % of Initial Contract Pool Balance                                0.870%



VII. MISCELLANEOUS INFORMATION

     A.  SERVICER ADVANCE BALANCE

          1. Opening Servicer Advance Balance                                    8,023,155.86
          2. Current Period Servicer Advance                                     4,440,316.09
          3. Recoveries of prior Servicer Advances                              -3,492,420.44
                                                                                -------------
          4. Ending Servicer Advance Balance                                     8,971,051.51

     B.  CASH COLLATERAL ACCOUNT

             1. Applicable Rates for the Interest Period:
                   a.  Libor Rate for the Interest Period                                          1.3200%
                   b.  Senior Loan Interest Rate                                                   4.8200%
                   c.  Holdback Amount Interest Rate                                               7.3200%

             2. Opening Cash Collateral Account                                                               56,154,480.60

             3. Deposit from the Collection Account                                                                    0.00

             4. Withdrawals from the Cash Collateral Account                                                    (831,693.15)

             5. Investment Earnings                                                                               46,104.11

             6. Investment Earnings Distributions:
                   a. Senior Loan Interest                                                                       -46,104.11
                   b. Senior Loan Principal                                                                            0.00
                   c. Holdback Amount Interest                                                                         0.00
                   d. Holdback Amount Principal                                                                        0.00
                                                                                                               ------------
                                    Total Investment Earnings distributions                                      -46,104.11

             7. Remaining available amount                                                                             0.00

             8. Required Cash Collateral Account Amount                                                       52,886,776.35

             9. Cash Collateral Account Surplus/ (Shortfall)                                                           0.00

            10. Distribution of CCA Surplus:
                   a. Senior Loan Principal                                                                   -2,436,011.10
                   b. Holdback Amount Principal                                                                        0.00
                                                                                                              -------------
                                     Total Distribution of Surplus                                            -2,436,011.10

            11. Ending Cash Collateral Account                                                                52,886,776.35

            12. Cash Collateral Account deficiency                                                                     0.00

     C.  OTHER RELATED INFORMATION

             1. Discount Rate                                                          4.6150%
             2. Life to Date Prepayment (CPR)                                             6.3%

             3. Life to Date Substitutions:

                   a. Prepayments                                           0.00

                   b. Defaults                                              0.00


                   ------------------------------------------------------------------------------------
                                                         May-03                              Apr-03
                          Item                        Payment Date                        Payment Date
                   ------------------------------------------------------------------------------------
                   a.  Senior Loan                      323,748.83                        2,759,759.93
                   b.  Holdback Amount               58,767,335.00                       58,767,335.00


          NCT Funding Company LLC, Allfirst Bank, as trustee under the
      Indenture, and Capita Corporation, in its individual capacity and as
       Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the
       Servicer and, pursuant to Section 9.02 of the Pooling and Servicing
        Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 05/20/03


         This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                               Capita Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer